© 2010 ANSYS, Inc.  All rights reserved. ANSYS, Inc. Proprietary © 2010 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary
Apache Transaction
Highlights
Apache Transaction
Apache Transaction
Highlights
Highlights
June 30, 2011 June 30, 2011
June 30, 2011
Exhibit 99.2

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ANSYS, Inc. Proprietary
Certain statements contained in this presentation regarding matters that are not historical facts, including statements regarding the parties’ ability to consummate the proposed transaction and timing thereof, expectations that the proposed acquisition, if completed, should be modestly accretive to non-GAAP earnings per share in the first full year of combined operations and expectations regarding an increase in non-GAAP combined revenue growth and a continuation of solid non-GAAP operating margins and cash flows from operations following the close of this transaction, statements regarding the complementary and efficient integration of ANSYS and Apache and their ability to minimize disruptions from the transaction across businesses, and statements regarding the impact of the pending acquisition, the combined company’s ability to accelerate development and delivery of new, innovative, world class and customer-driven engineering simulation products and solutions to the marketplace, to lower design and engineering costs for customers and to drive energy-efficient electronic product development and the ability of the combined company to lead the evolution and innovation of engineering simulation in the 21 st
century, and the impact of the
transaction on employees and our operational plans, are "forward-looking" statements (as defined in the Private Securities
Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements in this presentation are subject to risks and uncertainties. These include the risk that the acquisition of Apache may not be consummated, the risk that the business of ANSYS and Apache may not be combined successfully or that such combination may take longer or cost more to accomplish than expected, and the risk that operating costs, customer loss and business disruption following the acquisition of Apache may be greater than expected. Additional risks include the risk of a general economic downturn in one or more of the combined company’s  primary geographic regions, the risk that the assumptions underlying ANSYS' anticipated revenues and expenditures will change or prove inaccurate, the risk that ANSYS has overestimated its ability to maintain growth and profitability and control costs, uncertainties regarding the demand for the combined company’s products and services in future periods, the risk that ANSYS has overestimated the strength of the demand among its customers for its products, risks of problems arising from customer contract cancellations, uncertainties regarding customer acceptance of new products, the risk that the combined company’s operating results will be adversely affected by possible delays in developing, completing or shipping new or enhanced products, risks that enhancements to the combined company’s products may not produce anticipated sales, uncertainties regarding fluctuations in quarterly results, including uncertainties regarding the timing of orders from significant customers and other factors that are detailed from time to time in reports filed by ANSYS, Inc. with the Securities and Exchange Commission, including the Annual Reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents ANSYS has filed.  ANSYS and Apache undertake no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events after the date they were made.
Safe Harbor Statement

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ANSYS, Inc. Proprietary
Where to Find Additional Information
Additional information about this transaction can be found in public filings of ANSYS,  including its current report on Form 8-K dated June 30, 2011, filed with the U.S. Securities and Exchange Commission at www.sec.gov
and in the “Investor Relations” section of ANSYS’ Web site at
www.ansys.com. Any questions in this regard should be directed to
Annette Arribas, ANSYS’ Investor Relations Officer, at
annette.arribas@ansys.com.
*ANSYS is currently in a quiet period and will not be accepting phone call or meeting requests following today’s public conference call.

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ANSYS, Inc. Proprietary
Transaction Summary
Transaction Details:
>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>>
Total Consideration: $310 million in cash, which includes approximately $29 million in cash on Apache’s balance sheet
Funding: Cash on-hand from the combined organization
Contingent Payment (1) : $4 million payable annually for three years after closing provided Dr. Andrew T. Yang remains employed
Management & Employee Equity-based performance awards of $13 million based on non-GAAP incentives: revenue and operating income
achievement for fiscal years 2012, 2013 and 2014
Transaction Timing: Expected to close in third calendar quarter of 2011, subject to customary closing conditions and regulatory approval
On June 30, 2011, ANSYS announced that it entered into a definitive agreement to acquire Apache Design Solutions, Inc., a leading simulation software provider for advanced, low power solutions in the electronics industry.  The addition of Apache’s technology is complementary and expands the breadth, depth, functionality, usability and interoperability of ANSYS’ simulation capabilities.
(1) Included in $310 million in cash consideration.

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ANSYS, Inc. Proprietary
Apache Highlights
• Leading power analysis and optimization software solutions provider
• Headquartered in San Jose, CA with offices in Austin (TX),
China, France, India, Israel, Japan, Korea and Taiwan
• Revenue of $46 million
• Approximately 275
• Power-efficient electronics (mobile, data centers, consumer and computing, automotive)
• 127 (iSuppli top 20 semiconductor companies)
• Lease
Business:
Financial
(1)
:
Employees:
Markets:
Customer Base:
Business Model:
(1) Trailing 12 months as of March 31, 2011 (unaudited).

Mobile / Wireless
ENERGY STAR

Apache
Revenues ($MM)
$0
$10
$20
$30
$40
$50
$14.7
$18.7
$25.7
$34.6
$44.0
2006
2007
2008
2009
2010

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ANSYS, Inc. Proprietary
Today’s Electronics Must Be
Power-Efficient
Consumer & Computing Consumer & Computing
Data Center Data Center
Automotive
Energy
cost
Interference
Battery
life
Energy
efficiency
Revenue Growth    28% 37%         35% 27%

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ANSYS, Inc. Proprietary
Enhanced Functionality and Performance
Increasing Power Budget Gap
ITRS 2010
Power
consumption
Power
Budget
6x
10x
Functionality and performance drivers
Power budget gap
Power-
hungry
applications
Cloud
computing

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ANSYS, Inc. Proprietary
Engineers Facing Major Power Design
Challenges
• Right place, right time, right amount
• Drivers: power budget constraints,
reliability
• Electrical interference
• Drivers: higher performance,
wireless emissions
Power-Induced Noise Power Delivery Integrity Power Delivery Integrity

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ANSYS, Inc. Proprietary
Apache’s Comprehensive Power Analysis
Solutions
Architecture Intellectual Property System Chip Package
System
(PCB)
Power Budgeting
Power Delivery Integrity
Power–Induced Noise Immunity

ANSYS

Heat Removal
I/O
I/O
I/O
Signal, Power & Noise Coupling
Electromagnetic Interference
I/O
I/O
I/O
Power & Thermal Integrity
Signal Integrity

Chip-Pkg-Board-System Solutions Architecture Intellectual Property System-on- Chip Package Printed Circuit Board Electronic System

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ANSYS, Inc. Proprietary
1. Highly Complementary Combination
• Brand – recognized technology leader in on-chip dynamic power and is well-respected in the EDA industry and in the customer base.
• Customers – opportunity for add-on sales; key customers are also key ANSYS electronics customers.
• Products – consistent with ANSYS’ strategic direction of an integrated chip/package/board simulation solution.
2. Expands Breadth and Depth in Simulation Technology
• Furthers vision of Simulation Driven Product
Development™
by providing a more
complete flow for the electronics industry, focusing on integrated circuit (IC) power delivery.
• Combining this technology with ANSYS field-solvers creates an end-to-end chip/package/board solution that will be the most innovative solution in the electronics industry.
• This solution grows ANSYS by combining on-chip power technology with electromagnetic field solvers.
• Combining the Sentinel product line and ANSYS field-solver technologies offers opportunity to strengthen solver technologies.
• Apache’s on-chip electromagnetic interference (EMI) and electrostatic (ESD) solutions provide a new avenue for growth in a strategically important ANSYS customer base.
Strategic Rationale

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ANSYS, Inc. Proprietary
Strategic Rationale
3. Combines Two Teams with Deep Industry Expertise & World-Class Engineering
Talent
• Continued focus on innovation
• Apache development centers in San Jose, India, China and Taiwan
4. Strong Sales Channel Benefits
• Direct sales presences are largely complementary
• Opportunities for growth through ANSYS direct and indirect channels
5. Complementary Cultures
• Strong mutual commitment to customers, employees and partners
• Innovative technology and execution
6. Complementary Financial Profiles
• Combined company revenue growth profile increases
• Strong operating margins for both companies
7. Financial Impact
• $46 million trailing 12-month revenues (1) with strong visibility into revenue stream
• Expected to be modestly accretive to non-GAAP earnings per share in the first full year of combined operations after closing
(1) Trailing 12 months as of March 31, 2011 (unaudited).

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Key Financial Metrics
•
Strong revenue growth
–
27% year over year growth in 2010
•
Strong revenue visibility
–
Almost entirely lease with very strong historical renewal rates
•
Strong cash flow
–
Generated free cash flow of $10.7 million
(1)
or approximately 25%
of revenue during 2010
•
Strong combined gross and operating margins
(1) Operating cash flows less capital expenditures in 2010.

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ANSYS, Inc. Proprietary
Financial Benefits
• Revenue Opportunity Driven by
– Entry into power delivery IC for low power electronics while accelerating growth in thermal, EMI/EMC, signal- and power-
integrity
– On-chip EMI and ESD solutions providing a new avenue for growth in key electronics accounts
– Stronger relationships in key electronics accounts
• Potential Ongoing Cost Savings Opportunities
– Ability to optimize existing R&D activities for mutual product development initiatives
– Efficiencies in administrative and development activities
– Efficiencies in sales and service activities

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ANSYS, Inc. Proprietary
•
Minimal anticipated disruption
–
No product rationalization
–
Data integration within ANSYS Workbench to support Multiphysics
–
Expanded ANSYS global sales and services infrastructure
–
Apache’s understanding of large IC layout databases presents opportunity for improving ECAD design flow automation
–
Additional growth due to technology advances with 3DIC structures
–
Combining the Sentinel product line and ANSYS field-solver
technologies offers opportunity to strengthen existing solver technologies
•
Minimize disruption to existing customers and business operations
•
Maintain employee motivation
•
Adopt best practices enterprise-wide
•
Enhance customer value proposition
•
Pursue revenue and cost synergies
Integration

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ANSYS, Inc. Proprietary
The Combined ANSYS and Apache:
• Extends the depth, breadth, functionality, usability and interoperability of the overall portfolio to create the most comprehensive and innovative industry and product solutions
• Increases operational efficiency and lowers design and engineering costs for customers
• Expands ANSYS vertical industry expertise
• Extends ANSYS cross selling opportunities to Apache users
• Expands ANSYS global sales channel to drive future growth
• Provides ANSYS stockholders increased value through long-term increased revenue growth and EPS accretion
Summary

© 2010 ANSYS, Inc.  All rights reserved. © 2010 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary
Apache Transaction
Highlights
Apache Transaction
Apache Transaction
Highlights
Highlights
June 30, 2011 June 30, 2011
June 30, 2011
© 2010 ANSYS, Inc.  All rights reserved.